ARTICLES SUPPLEMENTARY TO
                            ARTICLES OF INCORPORATION
                                       OF
                              ACCESSOR FUNDS, INC.

         Pursuant to Section 2-105(c), 2-208.1, 2-605(a)(4) and 2-607 of the
Maryland General Corporation Law, as amended ("Code"), Accessor Funds, Inc. (the "Corporation"), a Maryland corporation organized on June 10, 1991, adopts the following Articles Supplementary to the Corporation's Amended and Restated Articles of Incorporation (the "Articles of Incorporation").

         FIRST: Immediately prior to this supplement, the total number of shares of stock that the Corporation had authority to issue was fifteen billion (15,000,000,000) shares, with a par value of one tenth of one cent ($.001) per share, for an aggregate par value of Fifteen Million Dollars ($15,000,000.00). Pursuant to powers granted to the Board of Directors in Article IV of the Articles of Incorporation, the Board of Directors had established and classified seventeen (17) classes of shares of capital stock (each, referred to as a "Series"), comprising Fifteen Billion (15,000,000,000) shares in the aggregate, and further designated sub-classes of stock (each a "Class" and together the "Classes") within each series known as the following with the corresponding number of authorized shares:

          Series                                                                                    Shares Authorized
          ------                                                                                    -----------------

1         Accessor Growth Fund/Advisor Class Shares                                                       250,000,000
          Accessor Growth Fund/Investor Class Shares                                                       50,000,000
          Accessor Growth Fund/A Class Shares                                                             240,000,000
          Accessor Growth Fund/C Class Shares                                                             150,000,000
2         Accessor Value Fund/Advisor Class Shares                                                        250,000,000
          Accessor Value Fund/Investor Class Shares                                                        50,000,000
          Accessor Value Fund/A Class Shares                                                              240,000,000
          Accessor Value Fund/C Class Shares                                                              150,000,000
3         Accessor Small to Mid Cap Fund/Advisor Class Shares                                             250,000,000
          Accessor Small to Mid Cap Fund/Investor Class Shares                                             50,000,000
          Accessor Small to Mid Cap Fund/A Class Shares                                                   240,000,000
          Accessor Small to Mid Cap Fund/C Class Shares                                                   150,000,000
4         Accessor International Equity Fund/Advisor Class Shares                                         250,000,000
          Accessor International Equity Fund/Investor Class Shares                                         50,000,000
          Accessor International Equity Fund/A Class Shares                                               240,000,000
          Accessor International Equity Fund/C Class Shares                                               150,000,000
5         Accessor High Yield Bond Fund/Advisor Class Shares                                              250,000,000
          Accessor High Yield Bond Fund/Investor Class Shares                                              50,000,000
          Accessor High Yield Bond Fund/A Class Shares                                                    240,000,000
          Accessor High Yield Bond Fund/C Class Shares                                                    150,000,000
6         Accessor Intermediate Fixed-Income Fund/Advisor Class Shares                                    250,000,000
          Accessor Intermediate Fixed-Income Fund/Investor Class Shares                                    50,000,000
          Accessor Intermediate Fixed-Income Fund/A Class Shares                                          140,000,000
          Accessor Intermediate Fixed-Income Fund/C Class Shares                                          150,000,000
7         Accessor Short-Intermediate Fixed-Income Fund/Advisor Class Shares                              250,000,000
          Accessor Short-Intermediate Fixed-Income Fund/Investor Class Shares                              50,000,000
          Accessor Short-Intermediate Fixed-Income Fund/A Class Shares                                    240,000,000
          Accessor Short-Intermediate Fixed-Income Fund/C Class Shares                                    150,000,000
8         Accessor Mortgage Securities Fund/Advisor Class Shares                                          250,000,000
          Accessor Mortgage Securities Fund/Investor Class Shares                                          50,000,000
          Accessor Mortgage Securities Fund/A Class Shares                                                240,000,000
          Accessor Mortgage Securities Fund/C Class Shares                                                150,000,000
9         Accessor U.S. Government Money Fund/Advisor Class Shares                                      4,100,000,000
          Accessor U.S. Government Money Fund/Investor Class Shares                                       500,000,000
          Accessor U.S. Government Money Fund/Institutional Class Shares                                  500,000,000
          Accessor U.S. Government Money Fund/A Class Shares                                              500,000,000
          Accessor U.S. Government Money Fund/C Class Shares                                              500,000,000
10        Accessor Income Allocation Fund/Advisor Class Shares                                            200,000,000
          Accessor Income Allocation Fund/Investor Class Shares                                            50,000,000
          Accessor Income Allocation Fund/A Class Shares                                                  150,000,000
          Accessor Income Allocation Fund/C Class Shares                                                  150,000,000
11        Accessor Income and Growth Allocation Fund/Advisor Class Shares                                 200,000,000
          Accessor Income and Growth Allocation Fund/Investor Class Shares                                 50,000,000
          Accessor Income and Growth Allocation Fund/A Class Shares                                       150,000,000
          Accessor Income and Growth Allocation Fund/C Class Shares                                       150,000,000
12        Accessor Balanced Allocation Fund/Advisor Class Shares                                          200,000,000
          Accessor Balanced Allocation Fund/ Investor Class Shares                                         50,000,000
          Accessor Balanced Allocation Fund/A Class Shares                                                150,000,000
          Accessor Balanced Allocation Fund/C Class Shares                                                150,000,000
13        Accessor Growth and Income Allocation Fund/Advisor Class Shares                                 200,000,000
          Accessor Growth and Income Allocation Fund/ Investor Class Shares                                50,000,000
          Accessor Growth and Income Allocation Fund/A Class Shares                                       150,000,000
          Accessor Growth and Income Allocation Fund/C Class Shares                                       150,000,000
14        Accessor Growth Allocation Fund/Advisor Class Shares                                            200,000,000
          Accessor Growth Allocation Fund/Investor Class Shares                                            50,000,000
          Accessor Growth Allocation Fund/A Class Shares                                                  150,000,000
          Accessor Growth Allocation Fund/C Class Shares                                                  150,000,000
15        Accessor Aggressive Growth Allocation Fund/Advisor Class Shares                                 200,000,000
          Accessor Aggressive Growth Allocation Fund/Investor Class Shares                                 50,000,000
          Accessor Aggressive Growth Allocation Fund/A Class Shares                                       150,000,000
          Accessor Aggressive Growth Allocation Fund/C Class Shares                                       150,000,000
16        Accessor Limited Duration U.S. Government Fund                                                   80,000,000
17        Accessor Total Return Fund                                                                      100,000,000
                                                                                                  ====================
                                                                                        Total          15,000,000,000


         SECOND: At a meeting of the Board of Directors (the "Board") of the Corporation held on October 8, 2007, the Board voted to supplement the Articles of Incorporation of the Corporation and approved increasing or decreasing the number of shares allocated to each Series, and each Class within each Series, and authorizing the creation of adding a new Series of Accessor Funds called the Strategic Alternatives Fund.

         THIRD: The total number of shares of capital stock that the Corporation has authority to issue remains fifteen billion (15,000,000,000) and remains unchanged and the par value of the shares of capital stock of the Corporation remains one tenth of one cent ($0.001) per share. Before the designation and reclassification described herein, the aggregate par value of all of the authorized shares was fifteen million dollars ($15,000,000) and so remains.


         FOURTH: Pursuant to powers granted to the Board of Directors in Article IV of the Articles of Incorporation, the Board of Directors has allocated the shares of each Series to each Class, if applicable, as follows:

Series                                                                                              Shares Authorized
------                                                                                              -----------------

Accessor Growth Fund/Advisor Class Shares                                                                 250,000,000
Accessor Growth Fund/Investor Class Shares                                                                 50,000,000
Accessor Growth Fund/A Class Shares                                                                       240,000,000
Accessor Growth Fund/C Class Shares                                                                       150,000,000
Accessor Value Fund/Advisor Class Shares                                                                  250,000,000
Accessor Value Fund/Investor Class Shares                                                                  50,000,000
Accessor Value Fund/A Class Shares                                                                        240,000,000
Accessor Value Fund/C Class Shares                                                                        150,000,000
Accessor Small to Mid Cap Fund/Advisor Class Shares                                                       250,000,000
Accessor Small to Mid Cap Fund/Investor Class Shares                                                       50,000,000
Accessor Small to Mid Cap Fund/A Class Shares                                                             240,000,000
Accessor Small to Mid Cap Fund/C Class Shares                                                             150,000,000
Accessor International Equity Fund/Advisor Class Shares                                                   250,000,000
Accessor International Equity Fund/Investor Class Shares                                                   50,000,000
Accessor International Equity Fund/A Class Shares                                                         240,000,000
Accessor International Equity Fund/C Class Shares                                                         150,000,000
Accessor High Yield Bond Fund/Advisor Class Shares                                                        250,000,000
Accessor High Yield Bond Fund/Investor Class Shares                                                        50,000,000
Accessor High Yield Bond Fund/A Class Shares                                                              240,000,000
Accessor High Yield Bond Fund/C Class Shares                                                              150,000,000
Accessor Intermediate Fixed-Income Fund/Advisor Class Shares                                              250,000,000
Accessor Intermediate Fixed-Income Fund/Investor Class Shares                                              50,000,000
Accessor Intermediate Fixed-Income Fund/C Class Shares                                                    150,000,000
Accessor Short-Intermediate Fixed-Income Fund/Advisor Class Shares                                        250,000,000
Accessor Short-Intermediate Fixed-Income Fund/Investor Class Shares                                        50,000,000
Accessor Short-Intermediate Fixed-Income Fund/A Class Shares                                              240,000,000
Accessor Short-Intermediate Fixed-Income Fund/C Class Shares                                              150,000,000
Accessor Mortgage Securities Fund/Advisor Class Shares                                                    250,000,000
Accessor Mortgage Securities Fund/Investor Class Shares                                                    50,000,000
Accessor Mortgage Securities Fund/C Class Shares                                                          150,000,000
Accessor U.S. Government Money Fund/Advisor Class Shares                                                4,100,000,000
Accessor U.S. Government Money Fund/Investor Class Shares                                                 500,000,000
Accessor U.S. Government Money Fund/Institutional Class Shares                                            740,000,000
Accessor U.S. Government Money Fund/A Class Shares                                                        500,000,000
Accessor U.S. Government Money Fund/C Class Shares                                                        500,000,000
Accessor Income Allocation Fund/Advisor Class Shares                                                      200,000,000
Accessor Income Allocation Fund/Investor Class Shares                                                      50,000,000
Accessor Income Allocation Fund/A Class Shares                                                            150,000,000
Accessor Income Allocation Fund/C Class Shares                                                            150,000,000
Accessor Income and Growth Allocation Fund/Advisor Class Shares                                           200,000,000
Accessor Income and Growth Allocation Fund/Investor Class Shares                                           50,000,000
Accessor Income and Growth Allocation Fund/A Class Shares                                                 150,000,000
Accessor Income and Growth Allocation Fund/C Class Shares                                                 150,000,000
Accessor Balanced Allocation Fund/Advisor Class Shares                                                    200,000,000
Accessor Balanced Allocation Fund/ Investor Class Shares                                                   50,000,000
Accessor Balanced Allocation Fund/A Class Shares                                                          150,000,000
Accessor Balanced Allocation Fund/C Class Shares                                                          150,000,000
Accessor Growth and Income Allocation Fund/Advisor Class Shares                                           200,000,000
Accessor Growth and Income Allocation Fund/ Investor Class Shares                                          50,000,000
Accessor Growth and Income Allocation Fund/A Class Shares                                                 150,000,000
Accessor Growth and Income Allocation Fund/C Class Shares                                                 150,000,000
Accessor Growth Allocation Fund/Advisor Class Shares                                                      200,000,000
Accessor Growth Allocation Fund/Investor Class Shares                                                      50,000,000
Accessor Growth Allocation Fund/A Class Shares                                                            150,000,000
Accessor Growth Allocation Fund/C Class Shares                                                            150,000,000
Accessor Aggressive Growth Allocation Fund/Advisor Class Shares                                           200,000,000
Accessor Aggressive Growth Allocation Fund/Investor Class Shares                                           50,000,000
Accessor Aggressive Growth Allocation Fund/A Class Shares                                                 150,000,000
Accessor Aggressive Growth Allocation Fund/C Class Shares                                                 150,000,000
Accessor Limited Duration U.S. Government Fund                                                             80,000,000
Accessor Total Return Fund                                                                                100,000,000
Accessor Strategic Alternatives Fund                                                                      140,000,000

                                                                                    Total              15,000,000,000

         FIFTH: In any Series in which classes have been designated, each Class of each Series (as applicable) shall represent investment in the same Series (that is, the same pool of assets) and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, except as provided in the Corporation's Articles of Incorporation and as set forth below:

(1) The net asset values of each Class of shares shall be calculated separately. In calculating the net asset values,

         (a) Each Class shall be charged with the Rule 12b-1 fees (or equivalent fees by any other name) attributable to that class, and not with the Rule 12b-1 (or equivalent fees by any other name) attributable to any other class);

         (b) Each Class shall be charged separately with such other expenses as may be permitted by the Securities and Exchange Commission rule or order and as the board of directors shall deem appropriate;

         (c) All other fees and expenses shall be charged to Classes, in the same proportion as the net asset value of the Series, except as the Securities and Exchange Commission may otherwise require;

(2) Dividends and other distributions shall be paid on Class shares at the same time. The amounts of all dividends and other distributions shall be calculated separately for each Class shares. In calculating the amount of any dividend or other distribution,

         (a) Each Class shall be charged with the Rule 12b-1 fees (or equivalent fees by any other name) attributable to that class, and not with the Rule 12b-1 (or equivalent fees by any other name) attributable to any other class;

         (b) Each Class shall be charged separately with such other expenses as may be permitted by the Securities and Exchange Commission rule or order and as the Board of Directors shall deem appropriate;

         (c) All other fees and expenses shall be charged to Classes, in the same proportion as the net asset value of the Series, except as the Securities and Exchange Commission may otherwise require;

(3) Each Class shall vote separately on matters pertaining only to that Class, as the Directors shall from time to time determine. On all other matters, all Classes shall vote together, and every share, regardless of Class, shall have an equal vote with every other share.

         SIXTH: The Corporation is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940.

         SEVENTH: The reclassification described herein was effected by the Board of Directors of the Corporation pursuant to a power contained in Article IV, Section 2 of the Corporation's Articles of Incorporation.

         IN WITNESS WHEREOF, the undersigned President of Accessor Funds, Inc. hereby executes these Articles Supplementary on behalf of the Corporation, and hereby acknowledges these Articles Supplementary to be the act of the Corporation and further states under the penalties for perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.



                                              ACCESSOR FUNDS, INC.
                                        By:      ______________________________
                                                      J. Anthony Whatley III
                                                      President
                                                         Date:   October 8, 2007



     Witness:
     -----------------------------------
     Christine J. Stansbery
     Secretary
     Date:    October 8, 2007